                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2001


                          HOME EQUITY LOAN TRUST 2001-D
                          -----------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                   33-55853                  Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U S Bank Trust (N.A.) (the "Trustee"), on November 19, 2001, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.   Description
                  -----------   -----------

                      99.1      Monthly Report delivered to
                                Certificateholders on
                                November 19, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2001


                                       HOME EQUITY LOAN TRUST 2001-D

                                       By CONSECO FINANCE CORP.
                                          as Servicer with respect to the Trust


                                       By: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                     Page
------                                                                     ----

 99.1      Monthly Report delivered to Certificateholders                    5
          on November 19, 2001.